Shareholders' Equity	12 Months Ended
Dec. 31, 2014
Shareholders' Equity

13. SHAREHOLDERS’ EQUITY

Appropriations from Earnings

Pursuant to the laws and regulations of the ROC and the respective Articles of Incorporation, SMI Taiwan, the Company’s largest subsidiary, must make appropriations from annual earnings to non-distributable reserve which could affect the Company’s ability to pay cash or stock dividends, if any. SMI Taiwan subsidiary may only distribute dividends after it has made allowances as determined under ROC GAAP at each year-end for:

a.	Payment of taxes;

b.	Recovery of prior years’ deficits, if any;

c.	10% of remaining balance after deduction for a and b as legal reserve;

d.	Special reserve based on relevant laws or regulations or 10% of remaining balance for deduction from above a to c as special reserve when necessary;

e.	Cash or stock bonus to employees at 0.01% of any remaining earnings after the above reserves have been appropriated, based on a resolution of the board of directors. If bonus to employees is in the form of stock, the bonus may also be appropriated to employees of subsidiaries under the board of directors’ approval;

Dividends

The Company declared cash dividends per ordinary share during the periods presented as follows:

	2013		2014
	Dividends Per Share (US$)	Amount (in US$ thousands)	Dividends Per Share (US$)	Amount (in US$ thousands)
First quarter	$0.0375	$5,056	$0.0375	$5,056
Second quarter	$0.0375	5,042	$0.0375	5,060
Third quarter	$0.0375	4,932	$0.0375	5,081
Fourth quarter	$0.0375	4,935	$0.0375	5,084

		$19,965		$20,281

No dividends were declared in our fiscal year ended 2012. Future dividends, if any, on the Company’s outstanding ADSs and ordinary shares will be declared by and subject to the discretion of the Company’s board of directors. If the Company’s board of directors decides to distribute dividends, the form, frequency and amount of such dividends will depend upon the Company’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors our board of directors may deem relevant.

Any future dividend the Company declares will be paid to the holders of ADSs, subject to the terms of the deposit agreement, to the same extent as holders of the Company’s ordinary shares, to the extent permitted by applicable laws and regulations, less the fees and expenses payable under the deposit agreement. Any dividend the Company declares will be distributed by the depositary bank to the holders of our ADSs. Cash dividends on our ordinary shares, if any, will be paid in U.S. dollars.

Treasury Stock

On January 21, 2013, our Board of Directors approved share buyback plans to repurchase up to US$40 million of the Company’s ADSs during the period from January 22, 2013 to January 21, 2014. The program did not obligate the Company to acquire any particular amount of ADS and the program might be modified or suspended at any time at the Company’s discretion. All the treasury stock under this share repurchase program was retired in July 2013.

In the year ended December 31, 2013, the Company repurchased 891 thousand of ADSs for a total cost of US$10.0 million. The weighted average purchase price per ADS repurchased was US$11.24.